UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2009

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31239 (Commission File Number)	27-0005456 (I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

On October 5, 2009, MarkWest Pioneer, L.L.C. (“Pioneer”), a joint venture between MarkWest Energy Partners, L.P. and an affiliate of ArcLight Capital Partners, LLC, announced that it notified affiliates of Kinder Morgan Energy Partners, L.P. and Energy Transfer Partners, L.P. (“MarkWest”) that it will not exercise its option to acquire a 10 percent equity interest in Midcontinent Express Pipeline LLC.

MarkWest believes the Midcontinent Express Pipeline is a critical component of the pipeline infrastructure that transports natural gas from newly developed areas in Texas and Oklahoma, including an interconnect with Pioneer’s Arkoma Connector Pipeline in Southeast Oklahoma, into high-demand markets in the Eastern U.S.  However, MarkWest is foregoing the option to acquire the equity interest in order to prioritize available capital for strategic growth projects in its core operating areas.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect our operations, financial performance, and other factors as discussed in our filings with the Securities and Exchange Commission. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K, for the year ended December 31, 2008, and our Quarterly Report on Form 10-Q, for the quarterly period ended June 30, 2009, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”

ITEM 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated October 5, 2009, announcing decision regarding option to acquire equity interest in Midcontinent Express Pipeline.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: October 5, 2009	By:	/s/ NANCY K. BUESE
Nancy K. Buese Senior Vice President and Chief Financial Officer